EXHIBIT T3E.2


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THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M.,  NEW YORK CITY TIME,  ON [FEBRUARY
___], 2002, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). OLD NOTES OFFERED FOR EXCHANGE MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                                AMPEX CORPORATION

                              LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
                            12% SENIOR NOTES DUE 2003

To Exchange Agent:  The Bank of New York
Corporate Trust Department
Reorganization Unit
15 Broad Street
16th Floor
New York, New York 10007
Telephone: (212) 235-2353
Facsimile: (212) 235-2661


               The undersigned has received and reviewed the Offering  Circular, dated January [__], 2002 (the "Offering Circular"), of Ampex Corporation (the "Company"), this Letter of Transmittal (this "Letter"), and the Exchange Agreement, dated January [__], 2002 by and among the Company and each noteholder that becomes a party thereto (the "Exchange Agreement") which together constitute the Company's offer (the "Exchange Offer") to exchange its 12% Senior Secured Notes Due 2008 (the "New Notes") for its outstanding 12% Senior Notes due 2003 (the "Old Notes"). Consummation of the Exchange Offer is subject to a number of conditions described in the Offering Circular and the Exchange Agreement.

               The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean 5:00 p.m., New York City time, on the date on which the Exchange Offer as so extended shall expire. The Company shall notify the Exchange Agent of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

               In the event the Company should increase the consideration offered for the Old Notes accepted in the Exchange Offer, such increased consideration would be paid with regard to all Old Notes accepted in the Exchange Offer including those accepted before holders are notified of such increase.

               The undersigned understands and acknowledges that (i) the New Notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States and
(ii) the New  Notes  are  being  issued  in  exchange  for

Old Notes under the exemptions from registration provided for in Section 3(a)(9) of the Securities Act and in applicable state securities laws.

               The undersigned understands and acknowledges that by tendering the Old Notes pursuant to one of the procedures described in the Offering Circular and the instructions hereto, the tendering holder (A) accepts the terms and conditions of the Exchange Offer and (B) effective upon the acceptance of the Old Notes for exchange, waives any right to the payment of cash with respect to the interest payment due on September 15, 2001. The Company's acceptance for exchange of the Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

               The undersigned has completed the appropriate boxes below and signed this Letter to tender the principal amount of Old Notes described below upon the terms and conditions of the Exchange Offer.

               THE  INSTRUCTIONS   ACCOMPANYING   THIS  LETTER  SHOULD  BE  READ
CAREFULLY BEFORE THIS LETTER IS COMPLETED.

               THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND WAIVED CERTAIN RIGHTS WITH RESPECT TO THE PAYMENT OF INTEREST ON THE OLD NOTES AS DESCRIBED HEREIN, IN THE OFFERING CIRCULAR AND IN THE EXCHANGE AGREEMENT.

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                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (See Instructions 1 and 3 and the following paragraph)

         X                                                           ,
          ----------------------------------       ------------------  -------

         X                                                           ,
          ----------------------------------       ------------------  -------
          Signature(s) of Owner(s)                        Date

          Area Code and Tel. No.:

         If the holder(s) is/are tendering any Old Notes, this Letter must be signed by the Registered Holder(s) as the name(s) appear(s) on the certificate(s) for Old Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

           Name(s):
                      -----------------------------------------------


                      -----------------------------------------------
                                  (Please Type or Print)
           Capacity:
                      -----------------------------------------------
           Address:

                      -----------------------------------------------
                                    (Include Zip Code)



                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

           Signature(s)
           Guaranteed by
           an Eligible
           Institution:
                          -------------------------------------------
                                  (Authorized Signature)


                      -----------------------------------------------
                                          (Title)


                      -----------------------------------------------
                                      (Name of Firm)


                             Dated:                 ,
                                   -----------------  ------

--------------------------------------------------------------------------------

        IMPORTANT: THIS LETTER, OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 p.m., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

        This Letter must be used whether certificates for Old Notes are to be forwarded herewith or whether tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC"). Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

        Your bank or broker can assist you in completing this form. The Instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Exchange Agreement, the Offering Circular and this Letter may be directed to the Exchange Agent or the Company.

        List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto. The Company will accept tenders only of the full amount of a tendering holder's Old Notes (including Old Notes tendered by book-entry transfer) and, accordingly, will not accept partial tenders of Old Notes.

-------------------------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                 Aggregate           Amount
                                                                 Principal     Tendered(2) (Must
 Name(s) and Address(es) of                                        Amount        be an integral
    Registered Holder(s)                         Certificate   Represented by     multiple of
 (Please fill in, if blank)       Security        Number(s)   Certificate(s)(1)     $1,000)
-------------------------------------------------------------------------------------------------
                              12% Senior Notes
                                  due 2003
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
1 This box need not be completed by holders tendering by book-entry transfer.
2 A holder will be deemed to have tendered the entire  principal  amount  represented by the Old
  Notes indicated in this column.
-------------------------------------------------------------------------------------------------

CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH:_______

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:_______

Account Number:
                      ----------------------------------------------------------
Transaction Code Number:
                          ------------------------------------------------------


----------------------------------------------       -------------------------------------------

        SPECIAL ISSUANCE INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 3 and 4)                          (See Instructions 3 and 4)

    To be completed ONLY if certificates  for            To be completed ONLY if certificates  for
New  Notes are to be  registered  in the name        New  Notes  are to be sent to  someone  other
of or paid to  someone  other than the person        than   the    person   or    persons    whose
or persons  whose  signature(s)  appear(s) on        signature(s)  appear(s)  on this Letter above
this Letter above.                                   or to such  person or  persons  at an address
                                                     other  than  that  shown in the box  entitled
                                                     "Description  of Old  Notes"  on this  Letter
                                                     above.

Issue and mail New Notes to:                         Mail or  deliver  New Notes  and  unexchanged
                                                     Old Notes (if any) to:

Name(s):                                             Name(s):
             ---------------------------------                 -----------------------------------
                  (Please Type or Print)                            (Please Type or Print)

             ---------------------------------                 -----------------------------------
                  (Please Type or Print)                            (Please Type or Print)

Address:                                             Address:
             ---------------------------------                 -----------------------------------


             ---------------------------------                 -----------------------------------
                                   (Zip Code)                                        (Zip Code)

----------------------------------------------       ---------------------------------------------
 Employer Identification or Social Security              Employer Identification or Social
                   Number                                         Security Number


----------------------------------------------       ---------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                         PAYOR'S NAME: AMPEX CORPORATION

==========================================================================================
                                                          TIN:
                                                               --------------------------
                            Part 1--PLEASE PROVIDE YOUR         Social Security Number
 SUBSTITUTE                 TIN IN THE BOX AT RIGHT             or Employer
                            AND CERTIFY BY SIGNING AND          Identification
 Form W-9                   DATING BELOW.                       Number

                            --------------------------------------------------------------
                            CERTIFICATION--UNDER    THE    PENALTIES    OF    Part 2--
 Department of the          PERJURY,  I  CERTIFY  THAT:  (1)  the  number    Awaiting
 Treasury                   shown  on this  form is my  correct  taxpayer    TIN
 Internal Revenue Service   identification  number (or I am waiting for a
                            number  to be  issued  to  me),  (2) I am not
 Payor's Request for        subject to backup  withholding either because
 Taxpayer Identification    I have  not  been  notified  by the  Internal
 Number (TIN) and           Revenue   Service   (the  "IRS")  that  I  am
 Certification              subject to backup  withholding as a result of
                            a  failure   to  report   all   interest   or
                            dividends  or the IRS has  notified me that I
                            am no longer  subject  to backup  withholding
                            and (3) any  other  information  provided  on
                            this form is true and correct.

                            SIGNATURE
                                      -----------------------------------
                            DATE
                                 ----------------------------------------
------------------------------------------------------------------------------------------
You must  cross  out item (2)  above  if you have  been  notified  by the IRS that you are subject to backup withholding because of underreporting  interest or dividends on your tax return and you have not been notified by the IRS that you are no longer  subject to backup withholding.
==========================================================================================


                                             6

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.      Delivery of this Letter and Certificates; Guaranteed Delivery Procedure

        This Letter is to be used whether certificates are to be forwarded herewith or whether tenders are to be made pursuant to the procedures for book-entry transfer. Certificates for Old Notes, or any book-entry transfer into the Exchange Agent's account tendered electronically, as well as a properly completed and duly executed copy of this Letter or a facsimile hereof, and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein or, in the case of tenders by book-entry transfer, confirmed to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Letter, the Old Notes and any other required documents is at the election and risk of the holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificates for Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2.      Withdrawal of Tenders

        Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes, the principal amount of Old Notes to be withdrawn and (where certificates for Old Notes have been tendered) the names in which such Old Notes in registered form are registered, if different from that of the person tendering such Old Notes. If Old Notes have been delivered or otherwise identified to the Exchange Agent, the serial numbers shown on the particular Old Notes to be withdrawn and a notice of withdrawal signed by the holder in the same manner as this Letter with the signature(s) guaranteed by an Eligible Institution (except in the case of Old Notes tendered by an Eligible Institution) must be submitted to the Exchange Agent before the Exchange Agent will release the Old Notes. Withdrawals of tenders of Old Notes may not be rescinded. However, tendered Old Notes withdrawn pursuant to the withdrawal rights described above may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Offering
Circular under the caption "Terms of the Exchange Offer--Procedures for Tendering".

3. Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the Registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the Registered Holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, New Notes are to be issued to a person other than the Registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

        If this Letter is signed by a person other than the Registered Holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or holders appear(s) on the certificate(s).

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

        No signature guarantee is required on this Letter if (i) this Letter is signed by the Registered Holder of the Old Notes tendered therewith and the corresponding New Notes are to be issued directly to such Holder and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box on the Letter of Transmittal has been completed, or (ii) such Old Notes are being tendered for the account of an Eligible Institution. In all other cases, the signatures on this Letter must be guaranteed by an Eligible Institution. If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes must be endorsed, or accompanied by bond powers, signed by the Registered Holder, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

4.      Special Issuance and Delivery Instructions.

        Tendering holders should indicate in the applicable box the name and address to which certificates for New Notes are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such New Notes will be returned to the name and address of the person signing this Letter. Please note that the Company will accept tenders only of the full amount of Old Notes (including Old Notes tendered by book-entry transfer) and, accordingly, will not accept partial tenders of Old Notes.

5.      Tax Identification Number and Backup Withholding.

        Federal income tax law requires that any holder whose tendered Old Notes are accepted for exchange either provide the Exchange Agent with such holder's correct taxpayer identification number (in the case of a holder who is an individual, such number is the holder's social security number), or establish a basis for an exemption from backup withholding. If the Exchange Agent is not provided with the correct taxpayer identification number or adequate basis for exemption, the holder will be subject to a penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding (with respect to accrued interest on the Old Notes) by the Exchange Agent at the rate of 30%. If withholding results in an overpayment of taxes, a refund may be obtained only from the IRS.

        To prevent backup withholding, each tendering holder must complete and sign the substitute Form W-9 included in this Letter and either: (a) provide his correct taxpayer identification number and certify (i) that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) if item (ii) is not true, that the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption.

6.      Transfer Taxes.

        Holders tendering in the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter has been completed, or unless the New Notes to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. See the Offering Circular under the caption "Terms of the Exchange Offer--Payment of Expenses." If holders tender Old Notes for exchange and the Closing Date does not occur, certificates representing the Old Notes will be returned to the holders at the Company's expense.

7.      Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any conditions enumerated in the Offering Circular, provided, however, that the Company may not waive any of the conditions to the obligations of noteholders contained in the Exchange Agreement without the consent of the noteholders.

8.      No Conditional Offers.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter (or a facsimile hereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        The Company, Exchange Agent or any other person is not obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.      Mutilated, Lost, Stolen or Destroyed Acquisition Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.     Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Exchange Agreement, the Offering Circular and this Letter, may be directed to the Exchange Agent at its address listed above or from your broker, dealer, commercial bank or trust company.

        In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Exchange Agreement, the Offering Circular and this Letter, may be directed to the Company at:

                                AMPEX CORPORATION

                              135 East 57th Street
                            New York, New York 10022
                                 (212) 935-6144
                          Attention: Craig L. McKibben